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                                                                    EXHIBIT 23.1


               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 30, 1999, in Amendment No. 5 to the Registration Statement (Form S-4 No. 333-63641) and the related Prospectus of Classic Communications, Inc.


                                             /s/ ERNST & YOUNG LLP


Austin, Texas
April 26, 1999